UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
VERANO HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
224 W Hill Street, Suite 400,
Chicago, Illinois 60610
(Address of Principal Executive Offices) (Zip Code)
(312) 265-0730
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 30, 2026, Verano Holdings Corp. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the quarter ended March 31, 2026. A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events.

On April 30, 2026, the Company issued a press release announcing that its Board of Directors authorized the repurchase of up to $20 million in shares (the “Shares”) of the Company’s common stock, par value $0.001, which are listed for trading on Cboe Canada. The Company can purchase up to an aggregate of 18,219,090 Shares (representing 5% of the issued and outstanding Shares of the Company at the time of the authorization), subject to the $20 million limit. The purchases may be made from time to time over a period of 12 months ending April 30, 2027, unless such share or dollar limit is met sooner. On any given day, Verano may not purchase more than 25% of the average daily trading volume of its Shares and is subject to other limitations set forth by Cboe Canada and Rule 10b-18 under the Securities Exchange Act of 1934. In addition, Verano may make block purchases of Shares that meet certain criteria and sales may be made through open-market repurchases, privately negotiated transactions or otherwise. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference into this Item 8.01.

The information furnished under this item 8.01, including Exhibit 99.2 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1        Earnings Press Release, dated April 30, 2026
99.2        Press Release, dated April 30, 2026
104         Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: April 30, 2026

By:	/s/ Richard Tarapchak
Name:	Richard Tarapchak
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)